UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2010 (October 1, 2010)

KEY ENERGY SERVICES, INC.
 (Exact name of registrant as specified in its charter)

Maryland	001-08038	04-2648081
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 McKinney Street, Suite 1800 Houston, Texas	77010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 713-651-4300

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

Patterson-UTI Energy Transaction

On October 1, 2010, Key Energy Services, Inc., a Maryland corporation (the “Company”), closed the sale of its pressure pumping and wireline services businesses and related assets (together, the “Divested Businesses”) to certain wholly-owned subsidiaries of Patterson-UTI Energy, Inc., a Delaware corporation (“Patterson-UTI”), pursuant to an Asset Purchase Agreement, as amended, modified and supplemented (the “Sale Agreement”), by and among the Company and its wholly-owned subsidiaries Key Energy Pressure Pumping Services, LLC, a Texas limited liability company, and Key Electric Wireline Services, LLC, a Delaware limited liability company, and Patterson-UTI and its wholly-owned subsidiary Universal Pressure Pumping, Inc. (formerly known as Portofino Acquisition Company), a Delaware corporation.

At the closing, the Company received total cash consideration for the Divested Businesses equal to $237.7 million. The final purchase price is subject to certain post-closing adjustments based on closing date inventory levels that are yet to be determined.

The foregoing description of the transaction does not purport to be complete and is qualified in its entirety by reference to the complete text of the Sale Agreement, a copy of which is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 6, 2010 and is incorporated herein by reference. The Sale Agreement was included to provide investors with information regarding its terms and is not intended to provide other factual information about the parties thereto. The representations, warranties and covenants contained in the Sale Agreement were made only for the purpose of such Sale Agreement, were made as of specific dates and were solely for the benefit of the parties thereto. The assertions embodied in those representations, warranties and covenants are qualified by information in confidential disclosure schedules that were exchanged in connection with signing the Sale Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations, warranties and covenants set forth in the Sale Agreement. Accordingly, investors should not rely on the representations, warranties and covenants, or any descriptions thereof, as characterizations of the actual state of facts at the time they were made or otherwise.

OFS Energy Services Transaction

On October 1, 2010, the Company closed the purchase of certain subsidiaries, together with associated assets, owned by OFS Energy Services, LLC (“OFS”), a privately-held oilfield services company of ArcLight Capital Partners, LLC, pursuant to a Purchase and Sale Agreement (as amended, the “Purchase Agreement”) by and among the Company, its wholly-owned subsidiary Key Energy Services, LLC, a Texas limited liability company, OFS and OFS Holdings, LLC, a Delaware limited liability company.

At the closing, the purchase price paid by the Company was equal to (i) 15,807,233 shares of the Company’s common stock (valued at $9.74 per share based on the October 1, 2010 closing price as quoted on the New York Stock Exchange) and (ii) $75.8 million in cash. The final cash portion of the purchase price is subject to a post-closing adjustment based on closing date working capital that is yet to be determined.

The foregoing description of the transaction does not purport to be complete and is qualified in its entirety by reference to the complete text of the Purchase Agreement and amendments thereto, copies of which are attached as Exhibits 2.1, 2.2 and 2.3 to this current report on Form 8-K and are incorporated herein by reference. The Purchase Agreement will be included to provide investors with information regarding its terms and is not intended to provide other factual information about the parties thereto. The representations, warranties and covenants contained in the Purchase Agreement were made only for the purpose of such Purchase Agreement, were made as of specific dates and were solely for the benefit of the parties thereto. The assertions embodied in those representations, warranties and covenants are qualified by information in confidential disclosure schedules that were exchanged in connection with signing the Purchase Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations, warranties and covenants set forth in the Purchase Agreement. Accordingly, investors should not rely on the representations, warranties and covenants, or any descriptions thereof, as characterizations of the actual state of facts at the time they were made or otherwise.

Item 7.01. Regulation FD Disclosure

On October 1, 2010, the Company issued a press release announcing the closing of the sale of the Divested Businesses and the closing of the acquisition from OFS, a copy of which is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. The information contained in this Item 7.01 (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(b) Pro Forma Financial Information

Unaudited pro forma condensed consolidated financial statements of the Company giving effect to the sale of the Divested Businesses, and accompanying notes thereto, are included as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference. As further described in Exhibit 99.2, the pro forma condensed consolidated financial statements are based on historical financial statements of the Company, adjusted to give effect to the sale of the Divested Businesses as if such sale had occurred on June 30, 2010 (in the case of the unaudited condensed consolidated balance sheet) or as of January 1, 2010, 2009, 2008 and 2007, respectively, in the case of the unaudited pro forma condensed consolidated statements of operations.

These unaudited pro forma condensed consolidated financial statements are presented for informational purposes only and are not intended to represent and may not be indicative of operating results or financial position that would have occurred had the sale been completed as of the dates presented, nor are such financial statements intended to represent and they may not be indicative of future operating results or financial position of the Company. These unaudited pro forma condensed consolidated financial statements and the accompanying notes should be read together with the Company’s audited consolidated financial statements and accompanying notes as of and for the year ended December 31, 2009, and Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, as well as in conjunction with the Company’s unaudited condensed consolidated financial statements and accompanying notes as of and for the quarterly periods ended March 31, 2010 and June 30, 2010, and the MD&A included in the Company’s Quarterly Report on Form 10-Q for the quarterly periods ended March 31, 2010 and June 30, 2010.

(d) Exhibits

2.1	Purchase and Sale Agreement, dated as of July 23, 2010, by and among OFS Holdings, LLC, a Delaware limited liability company, OFS Energy Services, LLC, a Delaware limited liability company, Key Energy Services, Inc., a Maryland corporation, and Key Energy Services, LLC, a Texas limited liability company.

2.2	Amendment No. 1 to Purchase and Sale Agreements, dated as of August 27, 2010, by and among OFS Holdings, LLC, a Delaware limited liability company, OFS Energy Services, LLC, a Delaware limited liability company, Key Energy Services, Inc., a Maryland corporation, and Key Energy Services, LLC, a Texas limited liability company.

2.3	Amendment No. 2 to Purchase and Sale Agreements, dated as of September 30, 2010, by and among OFS Holdings, LLC, a Delaware limited liability company, OFS Energy Services, LLC, a Delaware limited liability company, Key Energy Services, Inc., a Maryland corporation, and Key Energy Services, LLC, a Texas limited liability company.

99.1	Press Release of Key Energy Services, Inc. issued October 1, 2010

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of Key Energy Services, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY ENERGY SERVICES, INC.

Date: October 7, 2010	By:	/s/ KIMBERLY R. FRYE

Kimberly R. Frye,
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
2.1	Purchase and Sale Agreement, dated as of July 23, 2010, by and among OFS Holdings, LLC, a Delaware limited liability company, OFS Energy Services, LLC, a Delaware limited liability company, Key Energy Services, Inc., a Maryland corporation, and Key Energy Services, LLC, a Texas limited liability company.

2.2	Amendment No. 1 to Purchase and Sale Agreements, dated as of August 27, 2010, by and among OFS Holdings, LLC, a Delaware limited liability company, OFS Energy Services, LLC, a Delaware limited liability company, Key Energy Services, Inc., a Maryland corporation, and Key Energy Services, LLC, a Texas limited liability company.

2.3	Amendment No. 2 to Purchase and Sale Agreements, dated as of September 30, 2010, by and among OFS Holdings, LLC, a Delaware limited liability company, OFS Energy Services, LLC, a Delaware limited liability company, Key Energy Services, Inc., a Maryland corporation, and Key Energy Services, LLC, a Texas limited liability company.

99.1	Press Release of Key Energy Services, Inc. issued October 1, 2010

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of Key Energy Services, Inc.

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